Exhibit 10.2

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT dated as of August 28, 2009 (this “Amendment”) is among GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation (the “Borrower”), each of the Guarantors listed on the signature pages hereto (the “Guarantors”), BANK OF AMERICA, N.A., in its capacity as administrative agent under the Credit Agreement described below (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into a Credit Agreement dated as of June 24, 2005 (as amended by Amendment No. 1 to Credit Agreement dated as of June 23, 2006 and Amendment No. 2 to Credit Agreement dated as of December 7, 2007, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility, including a letter of credit subfacility and a swing line subfacility;

WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement as set forth below and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1. Amendment to Credit Agreement.  Subject to the terms and conditions set forth herein, Section 7.02(g) of the Credit Agreement is hereby amended by deleting “$75,000,000” and inserting “$100,000,000” in lieu thereof.

2. Effectiveness; Conditions Precedent.  The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent (the first date on which all such conditions have been satisfied shall be referred to as the “Third Amendment Effective Date”):

(a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i) one or more counterparts of this Amendment, duly executed by Borrower, each of the Guarantors, the Administrative Agent, and Lenders constituting Required Lenders; and

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(ii) such other documents, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request;

(b) the Borrower shall have paid to each Lender that signs this Amendment on or before the Third Amendment Effective Date a fee in an amount equal to 0.125% times such Lender’s Commitment which fee shall be fully earned and due on the Third Amendment Effective Date and shall be nonrefundable; and

(c) all other fees and expenses payable to the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3. Consent of the Guarantors.  Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

4. Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date;

(b) Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.01(a) of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c) The Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(d) This Amendment has been duly authorized, executed and delivered by the Borrower and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

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(e) No Default or Event of Default has occurred and is continuing.

5. Entire Agreement.  This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section10.01 of the Credit Agreement.

6. Full Force and Effect.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7. Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic format (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

8. Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of California, and shall be further subject to the provisions of Sections 10.15 and 10.16 of the Credit Agreement.

9. Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

11. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.07 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

GRANITE CONSTRUCTION INCORPORATED

By:      /s/ LeAnne M. Stewart
LeAnne M. Stewart
Sr. Vice President and Chief Financial Officer

By:    /s/ Jigisha Desai
Jigisha Desai
Vice President, Treasurer, & Assistant Financial Officer

Amendment No. 3 to Credit Agreement
Granite Construction Incorporated
Signature Pages
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GUARANTORS:

GRANITE CONSTRUCTION COMPANY

By:      /s/ LeAnne M. Stewart
LeAnne M. Stewart
Sr. Vice President and Chief Financial Officer

By:    /s/ Jigisha Desai
Jigisha Desai
Vice President, Treasurer, & Assistant Financial Officer

GRANITE LAND COMPANY

By:      /s/ LeAnne M. Stewart
LeAnne M. Stewart
Sr. Vice President and Chief Financial Officer

By:    /s/ Jigisha Desai
Jigisha Desai
Vice President, Treasurer, & Assistant Financial Officer

INTERMOUNTAIN SLURRY SEAL, INC.

By:      /s/ Ananya Mukherjee
Ananya Mukherjee
Vice President & Treasurer

By:    /s/ Ronald L. Gatto
Ronald L. Gatto
Vice President, Controller & Secretary

Amendment No. 3 to Credit Agreement
Granite Construction Incorporated
Signature Pages
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POZZOLAN PRODUCTS COMPANY (P.P.C.)

By:      /s/ Ananya Mukherjee
Ananya Mukherjee
Vice President & Treasurer

By:    /s/ Ronald L. Gatto
Ronald L. Gatto
Vice President, Controller & Secretary

GILC INCORPORATED

By:      /s/ LeAnne M. Stewart
LeAnne M. Stewart
Sr. Vice President and Chief Financial Officer

By:    /s/ Jigisha Desai
Jigisha Desai
Vice President, Treasurer, & Assistant Financial Officer

GRANITE CONSTRUCTION NORTHEAST, INC.

By:      /s/ LeAnne M. Stewart
LeAnne M. Stewart
Sr. Vice President and Chief Financial Officer

By:    /s/ Jigisha Desai
Jigisha Desai
Vice President, Treasurer, & Assistant Financial Officer

Amendment No. 3 to Credit Agreement
Granite Construction Incorporated
Signature Pages
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GRANITE NORTHWEST, INC.

By:      /s/ Ananya Mukherjee
Ananya Mukherjee
Vice President & Treasurer

By:    /s/ Ronald L. Gatto
Ronald L. Gatto
Vice President, Controller & Secretary

Amendment No. 3 to Credit Agreement
Granite Construction Incorporated
Signature Pages
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ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:                 /s/ Bridgett J. Manduk
Name:                Bridgett J. Manduk
Title:                Assistant Vice President

Amendment No. 3 to Credit Agreement
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LENDERS:

BANK OF AMERICA, N.A.

By:                 /s/ Matthew Griesbach
Name:                Matthew Griesbach
Title:                Vice President

Amendment No. 3 to Credit Agreement
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BNP PARIBAS

By:                 /s/ Jamie Dillon
Name:                Jamie Dillon
Title:                Managing Director

By:                 /s/ J.A.M.
Name:                Joseph Mack
Title:               Vice President

Amendment No. 3 to Credit Agreement
Granite Construction Incorporated
Signature Pages
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HARRIS N.A.

By:                 /s/ Scott W. Morris
Name:                Scott W. Morris
Title:                Vice President

Amendment No. 3 to Credit Agreement
Granite Construction Incorporated
Signature Pages
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UNION BANK OF CALIFORNIA, N.A.

By:                 /s/ Kevin Sullivan
Name:                Kevin Sullivan
Title:                SVP

Amendment No. 3 to Credit Agreement
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Signature Pages
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U.S. BANK, N.A.

By:                 /s/ Eugene Seip
Name:                Eugene Seip
Title:                Vice President

Amendment No. 3 to Credit Agreement
Granite Construction Incorporated
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COMERICA BANK

By:                 /s/ Elise M. Moore
Name:                Elise M. Moore
Title:              Vice President

Amendment No. 3 to Credit Agreement
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